 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:   February 1, 2006

BORGWARNER INC.

(Exact name of registrant as specified in its charter)

Delaware                       1-12162                                13-3404508

(State of Incorporation)  (Commission File No.)              (IRS Employer

                                                                                           Identification No.)

3850 Hamlin Road

Auburn Hills, MI 48326

(Address of principal executive offices)

Registrant's telephone number, including area code:

(248) 754-9200

[ ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 30, 2006, the Company received notice that John Rau intends to resign from the Company's Board of Directors as of February 8, 2006 to fulfill other business and personal commitments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BORGWARNER INC.

/s/ Vincent M. Lichtenberger

Vincent M. Lichtenberger

Assistant Secretary

Dated: February 1, 2006